SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 28, 2003
                               (October 28, 2003)

                              --------------------


                            ENTERPRISE BANCORP, INC.
               (exact name of registrant as specified in charter)

          Massachusetts                     0-21021         04-3308902
         (State or Other Jurisdiction       (Commission     (IRS Employer
         of Incorporation)                  File Number)    Identification No.)

         222 Merrimack Street                               01852
         Lowell, Massachusetts                              (Zip Code)
         (address of principal office)

                                 (978) 459-9000
              (Registrant's telephone number, including area code)





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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


     (a) Not applicable

     (b) Not applicable

     (c) The following exhibit is included with this report:

         Exhibit 99 Quarterly  report to  stockholders  for the fiscal  quarter ended on September 30, 2003



Items 9 and 12.     Regulation FD Disclosure
                    Results of Operations and Financial Condition

                    The registrant has provided information concerning its results of operations and financial condition for the three and nine months ended on September 30, 2003. This information is contained in the first four paragraphs of the registrant's quarterly report to stockholders for the fiscal quarter ended on September 30, 2003, together with the registrant's consolidated balance sheet at, and statements of income for the three and nine months ended on, September 30, 2003 included in such report. A copy of this quarterly report to stockholders, which was mailed to stockholders on or about October 28, 2003, is included as Exhibit 99 to this report.









                     [Remainder of Page Intentionally Blank]



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                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENTERPRISE BANCORP, INC.



Date:  October 28, 2003          By:   /s/  James A. Marcotte
                                      ------------------------------------------
                                        James A. Marcotte
                                        Senior Vice President and
                                        Chief Financial Officer